SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                             FARADAY FINANCIAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________
    5) Total fee paid:
       _________________________________________________________________________

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:__________________________________________________
    2) Form, Schedule or Registration Statement No.:____________________________
    3) Filing Party:____________________________________________________________
    4) Date Filed:______________________________________________________________

                             FARADAY FINANCIAL, INC.
                           175 South Main, Suite 1240
                           Salt Lake City, Utah 84111

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                October 20, 2004


         NOTICE is hereby given that a Special Meeting of Stockholders of Faraday Financial, Inc. (the "Company") will be held at 5252 North Edgewood Drive, Suite 310, Provo, UT 84604, at 11:00 a.m. (local time, SLC) on October 20, 2004, for the following purposes:

         1. To Amend the Certificate of Incorporation to change the Company's name to HomeNet Corporation;

         2.       To approve the Founders' Stock Option Plan;

         3.       To approve the 2004 Stock Option Plan; and

         4. To transact such other business as may properly come before such meeting or any adjournments thereof.

         The record date for the meeting is the close of business on September 21, 2004 and only the holders of common stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

                                            By order of the Board of Directors



                                             /s/ Shauna Badger
                                            Secretary

October 4, 2004
                         Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                 PROXY STATEMENT

                             FARADAY FINANCIAL, INC.
                           175 South Main, Suite 1240
                           Salt Lake City, Utah 84111


                         SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held October 20, 2004


                                  INTRODUCTION

         This Proxy Statement is being furnished to holders of Faraday Financial, Inc. (the "Company") common stock (the "Common Stock" or the "Shares"), par value $0.001 per share, in connection with the solicitation of proxies by the Company for use at a Special Meeting of stockholders of the Company (the "Special Meeting") to be held at 5252 North Edgewood Drive, Suite 310, Provo, UT 84604, at 11:00 a.m. (local time, SLC) on October 20, 2004, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of the Company on or about October 4, 2004.

VOTING AT THE SPECIAL MEETING

         The Board of Directors of the Company (the "Board") has fixed the close of business on September 21, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding approximately 5,082,444 Shares held by approximately 171 holders of record. On the Record Date there were no Shares of the Company's stock held as treasury stock by the Company. Holders of record of the Company's Shares on the Record Date are entitled to cast one vote per Share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares is necessary to constitute a quorum at the Special Meeting.

         The Shares will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such Shares will be voted as recommended by the Board. If any other matters are properly presented to the Special Meeting for action the person(s) named in the enclosed form(s) of proxy and acting there under will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to Faraday Financial, Inc., 175 South Main, Suite 1240, Salt Lake City, Utah 84111, Attention: Ms. Shauna Badger, Secretary.

         At the Company's Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including an amendment to the Company's Certificate of Incorporation and the approval of the Founders' Stock Option Plan and the 2004 Stock Option Plan. This solicitation is being made by the Company. The approval of the amendment to the Certificate of Incorporation requires the vote of a majority of the stockholders that are entitled to vote thereon. Approval of the stock option plans requires the vote of a majority of the stockholders that are present at the meeting in person or by proxy The Board recommends that holders of the Shares vote FOR the proposed amendment to the Certificate of Incorporation and FOR the approval of the stock option plans.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

1. Proposal to Amend the Certificate of Incorporation to Change the Company's name to HomeNet Corporation.

         At a meeting held on September 13, 2004, the Board adopted a resolution to amend, subject to stockholder approval, the Certificate of Incorporation to change the Company's name to HomeNet Corporation. The primary purpose of changing the Company's name is so that the name reflects more accurately the Company's business activities and identifies the Company more closely with its wholly owned operating subsidiary, HomeNet Communications, Inc.

         If this proposal is passes, corresponding changes will be made to the Company's Bylaws.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS AMENDMENT TO THE CERTIFICATE OF INCORPORATION.





                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2.   Proposal to Approve the Founders' Stock Option Plan

         At the Special Meeting, stockholders will be asked to approve the Founders' Stock Option Plan. A copy of the Founders' Stock Option Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The description below of the Founders' Stock Option Plan is qualified in its entirety by reference to the complete text of the Founders' Stock Option Plan. Terms not defined herein shall have the meanings set forth in the Founders' Stock Option Plan.

Description of Principal Features of the Founders' Stock Option Plan

         The Founders' Stock Option Plan is intended to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of the founders and key employees, officers and directors of HomeNet Communications, Inc., a Washington corporation, which became a wholly owned subsidiary of the Company on September 8, 2004. It is anticipated that under the Founders' Stock Option Plan the following plan benefits will be awarded to the following individuals.

                                   Founders' Stock Option Plan

    Name and Position                          Dollar Value ($) (1)                    Number of Units (2)
    -----------------                          --------------------                    -------------------
W. Kelly Ryan                                             (3)                                   659,771
Frank Gillen                                              --                                          0
Michael W. Devine                                         (4)                                   615,378
Jonathan Moore                                            (5)                                   100,000
Executive Officers as a Group (4 persons)                 --                                  1,375,149
Directors who are not Executive
 Officers (0 persons)                                     --                                          0
Employees who are not Executive
 Officers (13 persons)                                    (6)                                   924,851
------------------

(1) There is currently no public market for the Company's stock. The options are expected to vest over a ten year period.
(2) The column represents the number of shares of Common Stock that are issuable upon exercise of the option.
(3) It is anticipated that options exercisable for 200,000 shares will be exercisable at $1.00 per share and options exercisable for the remaining shares will be exercisable at $.01 per share.
(4) It is anticipated that options exercisable for 200,000 shares will be exercisable at $1.00 per share and options exercisable for the remaining shares will be exercisable at $.01 per share.
(5) It is anticipated that options exercisable for 50,000 shares will be exercisable at $1.00 per share and options exercisable for the remaining shares will be exercisable at $.01 per share.
(6) These options are expected to be exercisable at between $.01 and $1.00 per share. No specific determination has been made as to the specific exercise price of these options.

         It is anticipated that the Founders' Stock Option Plan will afford an incentive to the identified employees to continue as employees, to devote their best efforts on behalf of the Company and to align the interests of such persons with the Company's stockholders to promote the success of the Company's business. The total number of shares authorized for issuance under the Founders' Stock Option Plan is 2,300,000.

         It is intended that all shares issued pursuant to the exercise of options under the Founders' Stock Option Plan will be drawn from the authorized stock. It is not anticipated that any of such shares will be purchased on the open market or allocated from treasury shares, if any.

         The Company has no other equity compensation plans in effect. The Company anticipates, however, that the Founders' Stock Option Plan and the 2004 Stock Option Plan will become effective immediately following this meeting.

Plan Awards

         Awards under the Founders' Stock Option Plan are expected to occur in 2004, shortly following the special stockholders' meeting, provided that the plan is approved by stockholders. It is expected that the grant of options or awards will vest over a period no longer than one year, if any, and that the options will be exercisable over a ten year period.

         The Founders' Stock Option Plan authorizes the Board to grant "incentive stock options," ("ISO's") within the meaning of Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options ("NQSO's"), pursuant to the applicable terms and conditions of the Founders' Stock Option Plan and of the agreement evidencing such grant. The aggregate fair market value of the ISO's granted to any one optionee under the Option Plan, or any similar plan, that first become exercisable in any calendar year may not exceed $100,000.

         The option exercise price per share for an ISO may not be less than the fair market value of a share of Common Stock on the date on which the option is granted. There is currently no trading market for the Common Stock. It is expected that the options granted under the Founders' Stock Option Plan will have a $1.00 per share exercise price. It is expected that options granted under the Founders' Stock Option Plan will have a term of ____ years, but will expire earlier in the event of termination of employment.

         Options granted under the Founders' Stock Option Plan will not be transferable other than by will or by the laws of descent and distribution or to a beneficiary upon the death of a grantee, and such options that may be exercisable shall be exercised during the lifetime of the grantee only by the grantee or his or her guardian or legal representative, except as otherwise provided in the Founders' Stock Option Plan.

General

         The Founders' Stock Option Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act ("Rule 16b-3"). These options are not expected to serve as a qualified performance-based compensation program under Section 162(m) of the Code and may fall outside the deductibility limitations of Section 162(m) if the Company is successful as reflected in the Company's stock price and/or income.

         The Founders' Stock Option Plan will be administered by the Board or a Compensation Committee appointed by Board. The Board determines (i) which employees of the Company and its subsidiaries shall be granted an option to acquire of Common Stock of the Company; (ii) the number of shares into which the option is exercisable; (iii) the amount to be paid by a grantee upon exercise of an option or award; (iv) the time or times and the conditions subject to which options or awards may be made and become exercisable; and (v) the form of consideration that may be used to pay for shares issued upon exercise thereof. The Board is also responsible for other questions involving the administration and interpretation of the Founders' Stock Option Plan.

         The Board may from time to time suspend, terminate, modify or amend the Founders' Stock Option Plan, but may not, without the approval of the Company's stockholders, increase the aggregate number of shares of Common Stock subject to the Founders' Stock Option Plan (except for increases due to certain adjustments) or adopt any amendment for which stockholder approval is required under applicable Delaware law.

         The Board may terminate the Founders' Stock Option Plan at any time. The termination of the Founders' Stock Option Plan will not alter or impair any rights or obligations under any option or award previously granted under the plan.

         The selection of the eligible individuals who will receive options under the Founders' Stock Option Plan, upon approval of the Founders' Stock Option Plan by stockholders, and the size and type of options is generally to be determined by the Board in its discretion. It is anticipated that awards under the Founders' Stock Option Plan will be granted as set forth in the above table that is captioned "Founders' Stock Option Plan." The Board has not made a determination as to which awards will be ISOs and which awards will be NQSOs. The Board reserves the right to make adjustments to the allocations set forth in the table.

Certain Federal Tax Consequences

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options granted under the Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income tax consequences.

         Incentive Stock Options

         The Company understands the federal income tax consequences of ISO's to be generally as follows: an employee receiving an ISO will not be in receipt of taxable income upon the grant of the ISO or upon its timely excise. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or its subsidiaries at all times during the period beginning on the date of the grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of death or disablity). Exercise of an ISO will also be timely if made at any time (provided it is exercisable by its terms) by the legal representative of an optionee who dies (i) while in the employ of the Company or its subsidiaries and (ii) where the exercise occurs within twelve months after the date of death. Upon ultimate sale of the stock received upon such exercise, except as noted below, the optionee will recognize capital gain or loss (if the stock is a capital asset of the optionee) equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

         If, however, the stock acquired pursuant to such exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the option or one year from the date that such stock is transferred to the optionee upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised and the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of his or her ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income, provided the Company satisfies certain tax information reporting requirements.

         The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will constitute an item of tax preference for purposes of the "alternative minimum tax" set forth in the Code.

         Nonqualified Stock Options

         In the case of NQSO's, the Company understands that the optionee will not generally be taxed upon grant of any such option. Rather, at the time of exercise of an NQSO, the optionee will, except as noted below, realize ordinary income for federal tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee realizes ordinary income, provided the Company satisfies certain tax information reporting requirements. If stock so acquired is later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term capital gain or loss if such stock is held for a sufficient period of time.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE FOUNDERS STOCK OPTION PLAN.

3. Proposal to Approve the 2004 Stock Option Plan

         At the Special Meeting, stockholders will be asked to approve the 2004 Stock Option Plan (the "2004 Option Plan"). A copy of the 2004 Option Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The description below of the 2004 Option Plan is qualified in its entirety by reference to the complete text of the 2004 Option Plan. Terms not defined herein shall have the meanings set forth in the 2004 Option Plan.

Description of Principal Features of the 2004 Option Plan

         The 2004 Option Plan is intended to afford an incentive to employees, Board members and consultants of the Company and its subsidiaries to acquire or increase a proprietary interest in the Company, to become or continue as employees, Board members or consultants, to devote their best efforts on behalf of the Company and to align the interests of such persons with the Company's stockholders to promote the success of the Company's business. Additional objectives of the 2004 Option Plan are (i) to broaden the share ownership of the staff of the Company and (ii) to create, in effect, a bonus program for key personnel which compensates designated individuals with shares of the Company.

         The 2004 Option Plan will permit the Company to grant NQSO's and ISO's to acquire the Company's Common Stock. The total number of shares authorized for the 2004 Option Plan may be allocated by the Board between NQSO's and ISO's from time to time, subject to certain requirements of the Code.

         A total of 1,000,000 shares will be allocated to the 2004 Option Plan. Executive officers and all directors of the Company would qualify for awards under the 2004 Option Plan. No determination has been made, however, if or in what amounts option grants would be made to any particular person under the 2004 Option Plan.

         It is intended that all shares issued pursuant to the exercise of options under the 2004 Option Plan will be drawn from the authorized stock. It is not anticipated that any of such shares will be purchased on the open market or allocated from treasury shares, if any.

Plan Awards

         The grant of options or awards will be dictated by the achievement of a mixture of individual and corporate performance goals determined by the Board or, at the Board's election, a Compensation Committee if the Board appoints such a committee to administer the plan. Awards under the 2004 Option Plan will be focused on Company employees, Board members and consultants whose contribution and achievement can make a difference to Company financial performance and hence, indirectly, stockholder value creation. As of September 13, 2004, the Company had four Board members.

         Awards under the 2004 Option Plan may begin in 2004, although the Board has made no determination with respect thereto. The specific structure of the 2004 Option Plan for this and subsequent years will be determined by the Board.

         The 2004 Option Plan authorizes the Board to grant ISO's and NQSO's, pursuant to the applicable terms and conditions of the 2004 Option Plan and of the agreement evidencing such grant. The aggregate fair market value of the ISO's granted to any one optionee under the Option Plan, or any similar plan that first become exercisable in any calendar year may not exceed $100,000.

         The option exercise price per share for an ISO may not be less than the fair market value of a share of Common Stock on the date on which the option is granted. There are no other minimum requirements with respect to minimum exercise prices. Each option agreement will provide the exercise schedule for the option as determined by the Board (which may include a requirement for achieving performance goals), provided that the Board shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period can be up to ten years from the date of the grant of the option as determined by the Board, provided, however, that in the case of an ISO, such exercise period shall not exceed ten years from the date of grant of such option as allowed by the Code. The exercise period shall be subject to early termination and accelerated vesting as provided in the 2004 Option Plan. Generally, it is anticipated that options granted under the 2004 Option Plan will vest on a basis determined appropriate by the Board, including consideration of length of service for Company employees.

         Options granted under the 2004 Option Plan will not be transferable other than by will or by the laws of descent and distribution or to a beneficiary upon the death of a grantee, and such options that may be exercisable shall be exercised during the lifetime of the grantee only by the grantee or his or her guardian or legal representative, except as otherwise provided in the 2004 Option Plan.

General

         The Option Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act ("Rule 16b-3") and, with respect to ISO's, to generally serve as a qualified performance-based compensation program under Section 1262(m) of the Code. However, the compensation received by certain individuals under the Company's 2004 Option Plan may fall outside the deductibility limitations of Section 162(m) if the Company is successful as reflected in the Company's stock price and/or income.

         Plan administration, termination, modification and amendment of the Founders' Stock Option Plan, as described above, is substantially similar to the administration, termination, modification and amendment of the 2004 Option Plan.

         The selection of the eligible individuals who will receive options under the 2004 Option Plan, upon approval of the 2004 Option Plan by stockholders, and the size and type of options is generally to be determined by the Board in its discretion. No options or awards have been made or granted under the 2004 Option Plan, nor are any such options or awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees.

Certain Federal Tax Consequences

         The summary of the principal federal income tax consequences under current federal income tax laws relating to the Founders' Stock Option Plan at page five is equally applicable to options granted under the 2004 Option Plan.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 OPTION PLAN.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of September 13, 2004, for: (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each of its directors, (iii) each of each Named Executive Officers, and (iv) all directors and executive officers as a group. For purposes hereof, the term "Named Executive Officer" means the Company's Chief Executive Officer and all other executive officers with annual compensation in excess of $100,000 (determined for the fiscal year ended March 31, 2004). On September 8, 2004 the Company had 5,082,444 shares of Common Stock outstanding.

                                      Shares
       Name and Address            Beneficially            Percentage of
    of Beneficial Owner(1)           Owned(2)                 Total(2)         Position
    ----------------------         ------------            -------------       --------
W.  Kelly Ryan (3)                     414,789                  8.1%          CEO
Frank J. Gillen (4)                  1,005,000                 19.8%          Director and President
Michael W.  Devine (5)                 463,626                  9.1%          Director and CFO
Jonathan Moore                               0                     *          CTO
Shauna Badger (6)                    1,094,000                 20.4%          Secretary
Michael Vanderhoof                           0                     *          Director
Gregory Haerr                                0                     *          Director
Directors and Officers as a          2,977,415                 57.4%
   Group (7 people)

* Less than 1%.

-----------------
(1) Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the Company.
(2) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person. In addition, these columns do not include options to purchase 2,300,000 shares of common stock that are expected to be granted to senior management of the Company.
(3) Includes 375,950 shares of Common Stock and stock options exercisable for 38,839 shares of Common Stock at an exercise price of $1.00 per share and that are vested or vest within the next sixty days. Does not include options exercisable for 64,739 shares of Common Stock at an exercise price of $1.00 per share that vest in equal monthly installments from November 7, 2004 through February 7, 2008.

(4) Includes 24,000 shares of Common Stock and warrants that are immediately exercisable for 50,000 shares of Common Stock at $1.50 per share that are owned by Mr. Gillen. Also includes 865,000 shares of Common Stock, warrants that are immediately exercisable for 6,000 shares of Common Stock at $1.50 per share and a convertible note that is immediately convertible into 60,000 shares of Common Stock (the note conversion figure does not include accrued interest that is also convertible into shares of Common Stock) that are owned by Maven Properties, Ltd., an entity that is controlled by Mr. Gillen. The convertible notes are convertible into Common Stock at the rate of one share of Common Stock for every $1.00 of interest and accrued interest that is owing on the obligations.
(5) Includes 424,787 shares of Common Stock and stock options exercisable for 38,839 shares of Common Stock at an exercise price of $1.00 per share that are vested or vest within the next sixty days. Does not include options exercisable for 64,739 shares of Common Stock that are exercisable at $1.00 per share and that vest in equal monthly installments from November 7, 2004 through February 7, 2008.
(6) Includes 174,000 shares of Common Stock and warrants that are immediately exercisable for 50,000 shares of Common Stock at $1.50 per share that are owned by Ms. Badger. Also includes 650,000 shares of Common Stock, warrants that are immediately exercisable for 20,000 shares of Common Stock at $1.50 per share and a convertible note that is immediately convertible into 200,000 shares of Common Stock (the note conversion figure does not include accrued interest that is also convertible into shares of Common Stock) that are owned by Badger Investments, LLC, an entity that is controlled by Ms. Badger. The convertible notes are convertible into Common Stock at the rate of one share of Common Stock for every $1.00 of interest and accrued interest that is owing on the obligations.

Changes in Control

         On or about August 2, 2004, the Company, HomeNet Communications, Inc., formerly Video Internet Broadcasting Corporation ("VIB") , and Homenet Utah, Inc. ("Homenet"), a wholly owned subsidiary of the Company ("Homenet"), entered into a Merger Agreement whereby Homenet would be merged into VIB with VIB to be the surviving corporation. The separate existence of Homenet would cease if the Merger becomes effective. Consummation of the Merger was subject to a number of contingencies. On August 23, 2004, the shareholders of VIB approved the Merger and on September 8, 2004, the Merger was consummated.

         VIB

         VIB is a Washington corporation and involved in providing deployed Internet Protocol (IP) television services. VIB has approximately 4,000 paying video and data or data only subscribers in Utah and Washington State. VIB is a service provider for the delivery of video, data, and voice services ("triple play") to the municipal and government consumer markets.

         VIB provides these services over fiber optic systems designed and built by municipal and governmental entities. VIB has partnered with technology providers and well capitalized Public Utility Districts (PUDs) and cities to deploy its services in the initial targeted areas. In each case, the city or the utility deploys the fiber infrastructure to businesses and residences in their respective service areas. VIB leases this end-to-end fiber infrastructure from the utilities, on a per subscriber basis, thereby, it believes, minimizing its capital expenditures. VIB was recently selected as the initial service provider for the City of Provo, Utah to deliver video, data, and telephony to its population of 30,000 households and 3,000 businesses. It is anticipated that other providers will have the opportunity to "co-locate" on this system in the future; although VIB has a period of exclusivity while the system is being built out.

         The Merger

         In the Merger, each share of VIB capital stock that was issued and outstanding immediately prior to the closing was converted into 1.0903 shares of the Common Stock and all previously outstanding shares of VIB capital stock is no longer outstanding and was automatically canceled and ceased to exist. All other securities convertible into or exercisable for shares of VIB capital stock, including but not limited to stock options, convertible debt and warrants issued by VIB prior to the effective date of the Merger, become, without further action, convertible into or exercisable for the number of shares of Common Stock determined by using the 1.0903 conversion factor. VIB had 2,184,939 shares of common stock outstanding, 350,550 shares of Series A Preferred Stock outstanding and options exercisable for an additional 424,000 shares of stock. The Company will issue approximately 3,226,731 shares of its Common Stock on a fully diluted basis in connection with the Merger from the identified securities.

         In addition to the VIB securities identified in the prior paragraph, VIB is indebted to certain persons in what VIB management believes to be the aggregate principal amount of $273,000; as evidenced by fourteen (14) separate promissory notes (the "Convertible Notes"). The Convertible Notes are convertible into VIB Series B Preferred Stock. The holders of the Convertible Notes also received warrants to purchase an aggregate of 121,565 shares of VIB Series B Preferred Stock at an exercise price of $1.00 per share. The holders of four (4) of the Convertible Notes claim to be entitled to receive shares of VIB Series B Preferred Stock in addition to being paid the principal and accrued interest on their Convertible Notes ("Disputed Notes"). Immediately prior to the close of the Merger, VIB had no shares of Series B Preferred Stock outstanding and the Series B Preferred had not been authorized by the VIB board of directors.

         The individual who negotiated and signed the Disputed Notes on VIB's behalf was VIB's Interim Chief Financial Officer and was also employed by the firm acting as the placement agent for the Convertible Notes ("Placement Agent"). The Disputed Notes were executed on terms not known to, or authorized by VIB's board of directors. Moreover, certain of the Disputed Notes are held by affiliates of the Placement Agent/Chief Financial Officer. VIB is engaged in negotiations with the holders of the Convertible Notes. Under the terms of the Merger Agreement, the Convertible Notes will be convertible into Common Stock at the conversion ratio of 1.0903 and any Series B Preferred Stock that may be issued before the Merger is closed is convertible into Common Stock on the same basis. However, there is a possibility that the Company may create a class of preferred stock that would be issued to the holders of Convertible Notes or the Disputed Notes upon conversion of such notes instead of issuing common stock to the holders of such notes. The exact number of shares of common or preferred stock issuable upon exercise of the notes and the rights, preferences and designations of the preferred stock if preferred stock is authorized for issuance is still subject to negotiation.

         The Placement Agent also claims that it is owed additional placement fees as a result of its agreement with the VIB. If VIB is able to reach agreement with the holders of the Convertible Notes, it intends to request that the Company, in connection with the settlement of the claim, issue up to any additional 109,030 shares of Common Stock in order to settle the disputed claim over fees allegedly payable pursuant to a finder's fee agreement ("Finder's Fee Resolution"). However, there can be no assurance that the Finder's Fee Resolution will be settled on the stated terms or at all.

Compensation of Directors and Executive Officers

         Summary Compensation Table. The following table provides certain information regarding compensation paid by the company to the named executive officers.

                                               SUMMARY COMPENSATION TABLE

                                        Annual Compensation                 Awards           Payouts
                                 ---------------------------------- --------------------- --------------------------
                                                      Other Annual   Restricted Stock        LTIP        All Other
       Name and                  Salary               Compensation   Stock      Options/     Payouts   Compensation
  Principal Position     Year(1)   ($)     Bonus ($)       ($)       Awards($)  SAR(#)(4)      ($)         ($)
  ------------------     ------- ------    ---------  ------------   ---------  ---------    -------   -------------
W. Kelly Ryan (2)          2004     --        --           --           --          --         --           --
Chief Executive Officer

Frank J. Gillen (3)        2002     --        --           --           --          --         --           --
Director and President     2003    3,000      --           --           --          --         --           --
                           2004   18,000      --           --           --          --         --           --
-----------------

(1)  Represents fiscal years ending March 31 of each year.
(2) Mr. Ryan joined the Company in September 2004. As a result, he did not earn any amounts during the last fiscal year. Beginning in September 2004, Mr. Ryan is entitled to an annual salary of $125,000 per year.
(3) Does not include warrants exercisable for 50,000 shares of the Company's common stock at $1.50 per share that were issued after March 31, 2004. Beginning in September 2004, Mr. Gillen is entitled to an annual salary of $125,000 per year.
(4) Does not include stock options exercisable for 2,300,000 shares of common stock that are expected to be granted to senior management in 2004.

Compensation of Directors

         The Company has made no arrangement with respect to the future compensation of directors. During the prior two fiscal years the Company did not pay its director any amounts for service on the board.

Compensation of Officers

         Beginning in September, 2004, the Company has agreed to pay Messrs. Ryan, Gillen, Devine and Moore annual salaries of $125,000. The Company is in the process of preparing employment agreements for these individuals.

Equity Compensation Plans

         Other than the proposed Founders' Stock Option Plan and the 2004 Stock Option Plan, the Company has no equity compensation plans.

4. Other Matters

Discretionary Authority

         At the time of mailing of this proxy statement, the Board was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Notice Requirements

         Any stockholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 2005 Annual Meeting of Stockholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than February 15, 2005.

Expenses and Methods of Solicitation

         The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefore. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.


                                           By order of the Board of Directors,


                                           By  /s/ Shauna Badger
                                              Shauna Badger, Secretary

                                   APPENDIX A

                               HOMENET CORPORATION

                           FOUNDERS' STOCK OPTION PLAN

1. Purpose; Effectiveness of the Plan.

         (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of the founders and key employees, officers and directors of HomeNet
Communications, Inc., a Washington corporation, which became a wholly owned subsidiary of the on September 8, 2004.

         (b) This Plan will become effective on the date of its adoption by the Board, provided this Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve (12) months before or after that date. If this Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board under
Section 9 hereof or until the ten year anniversary of Board approval of the Plan, whichever is earlier, except that no ISO will be granted after the tenth anniversary of the date of this Plan's adoption by the Board and no option granted hereunder shall expire by reason of the termination of the Plan. This Plan will be governed by, and construed in accordance with, the laws of the State of Delware.

2. Certain Definitions. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

         (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its subsidiaries;

         (b) "1933 Act" means the Federal Securities Act of 1933, as amended;

         (c) "Board" means the Board of Directors of the Company;

         (d) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

         (e) "Company" means HomeNet Corporation, a Delaware corporation;

         (f) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

         (g) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants (but only if such consultant is a natural person who provides bona fide services to the Company which services are not in connection with a capital raising transaction and who does not directly or indirectly promote the Company's stock), or directors of HomeNet Communications, Inc. or the Company;

         (h) "Fair Market Value" means, with respect to the Stock and as of the date an ISO is granted hereunder, the market price per share of such Stock determined by the Board, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows:

                  (i) If the Stock was traded on a stock exchange on the date in question, when the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for the day preceding such date;

                  (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for the day preceding such date;

                  (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for the day preceding such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Board in good faith on such basis as it deems appropriate.

         (i) "ISO" has the same meaning as "incentive stock option," as defined in Section 422 of the Code;

         (j) "Just Cause Termination" means a termination by the Company of an Optionee's employment by and/or service to the Company (or if the Optionee is a director, removal of the Optionee from the Board by action of the stockholders or, if permitted by applicable law and the bylaws of the Company, the other directors), in connection with the good faith determination of the Company's board of directors (or of the Company's stockholders if the Optionee is a director and the removal of the Options from the Board is by action of the stockholders, but in either case excluding the vote of the Optionee if he or she is a director or a stockholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or its subsidiaries;

         (k) "NSO" means any option granted under this Plan whether designated by the Board as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an option designated by the Board as an ISO, or any option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder;

         (l) "Option" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

         (m) "Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Board in its sole discretion, consistent with this Plan;

         (n) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

         (o) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

         (p) "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

         (q) "Plan" means this Founders' Stock Option Plan of the Company;

         (r) "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

         (s) "Stock" means shares of the Company's common stock, par value $.001 per share;

         (t) "subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code; and

         (u) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock.

3. Eligibility. The Company may grant Options under this Plan only to persons who are Eligible Participants as of the time of such grant. Subject to the provisions of Sections 4(c), 5 and 6 hereof, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4. Administration.

         (a) General. The Board will administer this Plan.

         (b) Authority and Discretion of Board. The Board will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of Incorporation, Bylaws and this Plan, and the specific limitations on such discretion set forth herein:

                  (i) to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Board may determine;

                  (ii) to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Board in connection with specific Option grants and Option Agreements as specified under this Plan; and

                  (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan.

         (c) Designation of Options. Except as otherwise provided herein, the Board will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value (determined at the time the Option is granted) of Stock with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO. Notwithstanding the general eligibility provisions of Section 3 hereof, the Board may grant ISOs only to persons who are employees of the Company and/or its subsidiaries.

         (d) Option Agreements. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Board.

5. Shares Reserved for Options.

         (a) Option Pool. The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan will not exceed 2,300,000 shares of Stock (the "Option Pool"), provided that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares of Option Stock remaining in the Option Pool and available for issuance.

         (b) Adjustments Upon Changes in Stock. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of shares of Option Stock in the Option Pool that may be issued pursuant to the exercise of Options granted hereunder; (ii) the Option Price and the number of shares of Option Stock called for in each outstanding Option granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan of any Option Agreement hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

6. Terms of Stock Option Agreements. Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom such Option is granted, in form and substance satisfactory to the Board in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

         (a) Covenants of Optionee. At the discretion of the Board, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Board. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

         (b) Vesting Periods. Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Option Stock called for thereunder (the "Total Award Option Stock"). Such Vesting Periods will be fixed by the Board in its discretion, and may be accelerated or shortened by the Board in its discretion.

         (c) Exercise of the Option.

                  (i) Mechanics and Notice. An Option may be exercised to the extent exercisable (1) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to Subsection 6(c)(ii) below; and (2) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act and that such exercise does not otherwise violate the provisions of the 1933 Act or any state securities laws; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

                  (ii) Withholding Taxes. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an NSO granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Board may determine in its discretion, the amount of the Company's tax withholding liability required in connection with such exercise. For purposes of this Subsection 6(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

         (d) Payment of Option Price. Each Option Agreement will specify the Option Price with respect to the exercise of Option Stock thereunder, to be fixed by the Board in its discretion, but in no event will the Option Price for an ISO granted hereunder be less than the Fair Market Value (or, in case the Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO is granted. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Board, in its discretion.

                  (i) For example, the Board, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in Subsection 6(c)(ii) above, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Board determines that the fair market value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

         (e) Termination of the Option. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Board in its discretion, during which the Option granted therein will be exercisable, not to exceed ten (10) years from the date of grant in the case of an ISO (the "Option Period"); provided that the Option Period will not exceed five (5) years from the date of grant in the case of an ISO granted to a 10% Stockholder. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each ISO will terminate, if earlier: (i) ninety (90) days after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or Disability or a Just Cause Termination; or (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or Disability. In the event of a merger or consolidation or other reorganization (a "Corporate Transaction") in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation, then notwithstanding anything else herein, the right to exercise all then outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding Options or substitute therefor comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

         (f) Options Nontransferable. No Option will be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or in the case of an NSO, pursuant to a QDRO. During the lifetime of the Optionee, the Option will be exercisable only by him or her, or the transferee of an NSO if it was transferred pursuant to a QDRO.

         (g) Qualification of Stock. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

         (h) Restrictions on Transfer of Option Stock. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

                  (i) Securities Act of 1933. The Optionee understands that the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available. The Optionee understands that the Company is under no obligation to register the shares of Option Stock. The Optionee further understands that the certificates evidencing the Option Stock will bear a legend describing the restrictions on transfer and shall be in a form determined by the Board in its sole discretion.

                  (ii) Investment Intent. (1) Upon exercise of any Option, the Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Option Stock; and (3) he or she has no present intention of disposing of the Option Stock at any particular time.

         (i) Additional Restrictions on Exercise and Transfer. The Optionee further understands that exercise of the Option and/or Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

         (j) Compliance with Law. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, the Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

         (k) Stock Certificates. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this
Section 6(k) have been complied with.

         (l) Market Standoff. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of any shares of Option Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the 1933 Act, during the one hundred eighty (180) day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering, which period may be reduced in the sole discretion of the Company.

         (m) Notices. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

         (n) Other Provisions. The Option Agreement may contain such other terms, provisions and conditions, including restrictions on the Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Board in its sole discretion.

7. Proceeds from Sale of Stock. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

8. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Board may modify this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

9. Amendment and Discontinuance. The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the stockholders of the Company, increase (other than by reason of an adjustment pursuant to Section 5(b) hereof) the maximum aggregate number of shares of Option Stock in the Option Pool that may be issued under Options granted pursuant to this Plan. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option.

10. Information to Optionees. Prior to the termination or full exercise of an Option granted under this Plan, the Company annually will make available to each holder of such an Option the Company's financial statements (which statements need not be audited). At the discretion of the Board, an Optionee (and any investment advisers to whom the Optionee proposes to make such information available) may be required to sign an agreement prohibiting disclosure or use of such financial information for any purpose whatsoever (other than determining whether to exercise an Option).

11. Copies of Plan. A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

                   Date Plan Adopted by Board of Directors: September 13, 2004 Date Plan Approved by Stockholders: ___________, 200__

                                   APPENDIX B

                               HOMENET CORPORATION

                             2004 STOCK OPTION PLAN

1. Purpose; Effectiveness of the Plan.

         (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

         (b) This Plan will become effective on the date of its adoption by the Board, provided this Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve (12) months before or after that date. If this Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board under
Section 9 hereof or until the ten year anniversary of Board approval of the Plan, whichever is earlier, except that no ISO will be granted after the tenth anniversary of the date of this Plan's adoption by the Board and no option granted hereunder shall expire by reason of the termination of the Plan. This Plan will be governed by, and construed in accordance with, the laws of the State of Delware.

2. Certain Definitions. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

         (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its subsidiaries;

         (b) "1933 Act" means the Federal Securities Act of 1933, as amended;

         (c) "Board" means the Board of Directors of the Company;

         (d) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

         (e) "Company" means HomeNet Corporation, a Delaware corporation;

         (f) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

         (g) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants (but only if such consultant is a natural person who provides bona fide services to the Company which services are not in connection with a capital raising transaction and who does not directly or indirectly promote the Company's stock), or directors of the Company or its subsidiaries;

         (h) "Fair Market Value" means, with respect to the Stock and as of the date an ISO is granted hereunder, the market price per share of such Stock determined by the Board, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows:

                  (i) If the Stock was traded on a stock exchange on the date in question, when the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for the day preceding such date;

                  (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for the day preceding such date;

                  (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for the day preceding such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Board in good faith on such basis as it deems appropriate.

         (i) "ISO" has the same meaning as "incentive stock option," as defined in Section 422 of the Code;

         (j) "Just Cause Termination" means a termination by the Company of an Optionee's employment by and/or service to the Company (or if the Optionee is a director, removal of the Optionee from the Board by action of the stockholders or, if permitted by applicable law and the bylaws of the Company, the other directors), in connection with the good faith determination of the Company's board of directors (or of the Company's stockholders if the Optionee is a director and the removal of the Options from the Board is by action of the stockholders, but in either case excluding the vote of the Optionee if he or she is a director or a stockholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or its subsidiaries;

         (k) "NSO" means any option granted under this Plan whether designated by the Board as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an option designated by the Board as an ISO, or any option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder;

         (l) "Option" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

         (m) "Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Board in its sole discretion, consistent with this Plan;

         (n) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

         (o) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

         (p) "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

         (q) "Plan" means this 2004 Stock Option Plan of the Company;

         (r) "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

         (s) "Stock" means shares of the Company's common stock, par value $.001 per share;

         (t) "subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code; and

         (u) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock.

3. Eligibility. The Company may grant Options under this Plan only to persons who are Eligible Participants as of the time of such grant. Subject to the provisions of Sections 4(c), 5 and 6 hereof, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4. Administration.

         (a) General. The Board will administer this Plan.

         (b) Authority and Discretion of Board. The Board will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of Incorporation, Bylaws and this Plan, and the specific limitations on such discretion set forth herein:

                  (i) to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Board may determine;

                  (ii) to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Board in connection with specific Option grants and Option Agreements as specified under this Plan; and

                  (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan.

         (c) Designation of Options. Except as otherwise provided herein, the Board will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value (determined at the time the Option is granted) of Stock with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO. Notwithstanding the general eligibility provisions of Section 3 hereof, the Board may grant ISOs only to persons who are employees of the Company and/or its subsidiaries.

         (d) Option Agreements. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Board.

5. Shares Reserved for Options.

         (a) Option Pool. The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan will not exceed 1,000,000 shares of Stock (the "Option Pool"), provided that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares of Option Stock remaining in the Option Pool and available for issuance.

         (b) Adjustments Upon Changes in Stock. In the event of any change in the outs tanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of shares of Option Stock in the Option Pool that may be issued pursuant to the exercise of Options granted hereunder; (ii) the Option Price and the number of shares of Option Stock called for in each outstanding Option granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan of any Option Agreement hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

6. Terms of Stock Option Agreements. Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom such Option is granted, in form and substance satisfactory to the Board in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

         (a) Covenants of Optionee. At the discretion of the Board, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Board. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

         (b) Vesting Periods. Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Option Stock called for thereunder (the "Total Award Option Stock"). Such Vesting Periods will be fixed by the Board in its discretion, and may be accelerated or shortened by the Board in its discretion.

         (c) Exercise of the Option.

                  (i) Mechanics and Notice. An Option may be exercised to the extent exercisable (1) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to Subsection 6(c)(ii) below; and (2) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act and that such exercise does not otherwise violate the provisions of the 1933 Act or any state securities laws; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

                  (ii) Withholding Taxes. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an NSO granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Board may determine in its discretion, the amount of the Company's tax withholding liability required in connection with such exercise. For purposes of this Subsection 6(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

         (d) Payment of Option Price. Each Option Agreement will specify the Option Price with respect to the exercise of Option Stock thereunder, to be fixed by the Board in its discretion, but in no event will the Option Price for an ISO granted hereunder be less than the Fair Market Value (or, in case the Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO is granted. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Board, in its discretion.

                  (i) For example, the Board, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in Subsection 6(c)(ii) above, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Board determines that the fair market value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

         (e) Termination of the Option. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Board in its discretion, during which the Option granted therein will be exercisable, not to exceed ten (10) years from the date of grant in the case of an ISO (the "Option Period"); provided that the Option Period will not exceed five (5) years from the date of grant in the case of an ISO granted to a 10% Stockholder. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate, if earlier: (i) ninety (90) days after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or Disability or a Just Cause Termination;
(ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or Disability; or (iii) immediately as of the date that the Optionee ceases to be an Eligible Participant by reason of a Just Cause Termination. In the event of a merger or consolidation or other reorganization (a "Corporate Transaction") in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation, then notwithstanding anything else herein, the right to exercise all then outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding Options or substitute therefor comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

         (f) Options Nontransferable. No Option will be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or in the case of an NSO, pursuant to a QDRO. During the lifetime of the Optionee, the Option will be exercisable only by him or her, or the transferee of an NSO if it was transferred pursuant to a QDRO.

         (g) Qualification of Stock. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

         (h) Restrictions on Transfer of Option Stock. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

                  (i) Securities Act of 1933. The Optionee understands that the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available. The Optionee understands that the Company is under no obligation to register the shares of Option Stock. The Optionee further understands that the certificates evidencing the Option Stock will bear a legend describing the restrictions on transfer and shall be in a form determined by the Board in its sole discretion.

                  (ii) Investment Intent. (1) Upon exercise of any Option, the Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Option Stock; and (3) he or she has no present intention of disposing of the Option Stock at any particular time.

         (i) Additional Restrictions on Exercise and Transfer. The Optionee further understands that exercise of the Option and/or Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

         (j) Compliance with Law. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, the Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

         (k) Stock Certificates. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this
Section 6(k) have been complied with.

         (l) Market Standoff. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of any shares of Option Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the 1933 Act, during the one hundred eighty (180) day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering, which period may be reduced in the sole discretion of the Company.

         (m) Notices. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

         (n) Other Provisions. The Option Agreement may contain such other terms, provisions and conditions, including restrictions on the Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Board in its sole discretion.

7. Proceeds from Sale of Stock. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

8. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Board may modify this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

9. Amendment and Discontinuance. The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the stockholders of the Company, increase (other than by reason of an adjustment pursuant to Section 5(b) hereof) the maximum aggregate number of shares of Option Stock in the Option Pool that may be issued under Options granted pursuant to this Plan. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option.

10. Information to Optionees. Prior to the termination or full exercise of an Option granted under this Plan, the Company annually will make available to each holder of such an Option the Company's financial statements (which statements need not be audited). At the discretion of the Board, an Optionee (and any investment advisers to whom the Optionee proposes to make such information available) may be required to sign an agreement prohibiting disclosure or use of such financial information for any purpose whatsoever (other than determining whether to exercise an Option).

11. Copies of Plan. A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

                    Date Plan Adopted by Board of Directors: September 13, 2004 Date Plan Approved by Stockholders: ___________, 200__

                                   APPENDIX C

                PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF
                             FARADAY FINANCIAL, INC.

This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Frank Gillen as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all voting shares of stock of Faraday Financial, Inc. held of record by the undersigned on September 21, 2004, at the Special Meeting of stockholders to be held on October 20, 2004, or any adjournment thereof.

1. Proposal to Amend the Certificate of Incorporation to change the Company's name to HomeNet Corporation.

                [ ] For                [ ] Against            [ ] Abstain

2.       Proposal to approve the Founders' Stock Option Plan.

                [ ] For                [ ] Against            [ ] Abstain

3.       Proposal to approve the 2004 Stock Option Plan.

                [ ] For                [ ] Against            [ ] Abstain

4. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2004           ________________________________
                                                (signature)


                                                ________________________________
                                                (signature if held jointly)
Please mark, sign, date and return the proxy
card promptly using the enclosed envelope or
proxy cards may be sent by facsimile to the     ________________________________
Company at: (509) 754-1399.                     (print name of stockholder(s))

                                      C-1